Loans and Debentures	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about borrowings [abstract]
Loans and Debentures
Note 15 – Loans and Debentures

Following are the contractual conditions of the Group’s interest-bearing loans and credit, which are measured based on amortized cost. Additional information regarding the Group’s exposure to interest risks, foreign currency and liquidity risk is provided in Note 29, in connection with financial instruments.

	As at December 31
	2022	2021
	$ Thousands
Current liabilities
Current maturities of long-term liabilities:
Loans from banks and others	26,113	21,861
Non-convertible debentures	9,497	7,125
Others	3,652	9,325
	39,262	38,311

Non-current liabilities
Loans from banks and others	610,434	596,489
Non-convertible debentures	513,375	575,314
	1,123,809	1,171,803

Total	1,163,071	1,210,114

A.1	Classification based on currencies and interest rates

	Weighted- average interest rate December 31	As at December 31,
	2022	2022	2021
	%	$Thousands

Debentures
In shekels	2.50% - 2.75%	522,872	582,439

Loans from banks and others
In shekels	2.40% - 5.40%	640,199	627,675

		1,163,071	1,210,114

As at December 31, 2022 and December 31, 2021, all loans and debentures relate to liabilities incurred by OPC and its subsidiaries.

A.2	Reconciliation of movements of liabilities to cash flows arising from financing activities

	Financial liabilities (including interest payable)
	Loans and credit	Loans from holders of interests that do not confer financial control	Debentures	Financial instruments designated for hedging
	$ Thousands

Balance as at January 1, 2022	488,455	139,838	586,600	(8,305)
Changes as a result of cash flows from financing activities
Payment in respect of derivative financial instruments, net	-	-	-	(923)
Receipt of loans	88,651	13,680	-	-
Repayment of debentures and loans	(21,601)	(25,617)	(5,972)	-
Interest paid	(11,058)	(2,094)	(11,889)	-
Prepaid costs for loans taken	(2,845)	-	-	-

Net cash provided by/(used in) financing activities	53,147	(14,031)	(17,861)	(923)

Effect of changes in foreign currency exchange rates	(51,435)	(8,419)	(68,696)	967
Interest and CPI expenses	27,444	6,764	26,728	-
Changes in fair value, application of hedge accounting and other	(1,416)	-	-	(7,826)

Balance as at December 31, 2022	516,195	124,152	526,771	(16,087)

	Financial liabilities (including interest payable)
	Loans and credit	Loans from holders of interests that do not confer financial control	Debentures	Financial instruments designated for hedging
	$ Thousands

Balance as at January 1, 2021	615,403	439	304,701	11,014
Changes as a result of cash flows from financing activities
Payment in respect of derivative financial instruments	-	-	-	(13,933)
Proceeds from issuance of debentures less issuance expenses	-	-	262,750	-
Receipt of long-term loans from banks	211,738	131,388	-	-
Repayment of loans, debentures and lease liabilities	(601,474)	-	(5,876)	-
Interest paid	(25,095)	-	(6,093)	-
Costs paid in advance in respect of taking out loans	(4,991)	-	-	-
Net cash (used in)/provided by financing activities	(419,822)	131,388	250,781	(13,933)

Changes due to gain of control in subsidiaries	172,163	-	-	12,176
Effect of changes in foreign exchange rates	10,820	2,497	17,993	(487)
Changes in fair value	-	-	-	(13,726)
Interest in the period	38,803	4,275	13,125	-
Other changes and additions during the year	71,088	1,239	-	(3,349)
Balance as at December 31, 2021	488,455	139,838	586,600	(8,305)

1.	Long-term loans from banks and others

B.	OPC Rotem

OPC Rotem financing agreement

The power plant project of OPC Rotem was financed by the project financing method (hereinafter – “Rotem Financing Agreement”) with a consortium of lenders led by Bank Leumi Le-Israel Ltd. (hereinafter respectively – “Rotem’s Lenders” and “Bank Leumi”).

In October 2021, the early repayment of the full outstanding balance of OPC Rotem’s project financing of amount NIS 1,292 million (approximately $400 million) (including early repayment fees as described below) was completed. A debt service reserve and restricted cash of amount NIS 125 million (approximately $39 million) were also released. As part of the early repayment, OPC Rotem recognized a one-off expense totaling NIS 244 million (approximately $75 million) in 2021, in respect of an early repayment fee of approximately NIS 188 million (approximately $58 million), net of tax.

In proportion to their interests in OPC Rotem, OPC and Veridis extended to OPC Rotem loans for the financing of the early repayment of amounts NIS 904 million (approximately $291 million) and NIS 226 million (approximately $72 million), respectively, totaling NIS 1,130 million (approximately $363 million) (hereinafter - the “Shareholders’ Loans”). The Shareholders' Loans bear annual interest at the higher of 2.65% or interest in accordance with Section 3(J) of the Israel Income Tax Ordinance, whichever is higher. The Shareholders’ Loans shall be repaid in quarterly unequal payments in accordance with the mechanism set in the Shareholders’ Loans agreement, and in any case no later than October 2031. A significant portion of OPC’s portion of NIS 904 million (approximately $280 million), was funded by the issuance of Series C debentures as described in Note 15.2.A.

C.	OPC Hadera

Hadera financing agreement

In July 2016, Hadera entered into a financing agreement for the senior debt (hereinafter – “the Hadera Financing Agreement”) with a consortium of lenders (hereinafter – “Hadera’s Lenders”), headed by Israel Discount Bank Ltd. (hereinafter – “Bank Discount”) and Harel Insurance Company Ltd. (hereinafter – “Harel”) to finance the construction of the Hadera Power Plant, whereby the lenders undertook to provide Hadera credit facilities, mostly linked to the CPI, in the amount of NIS 1,006 million (approximately $323 million) in several facilities (some of which are alternates): (1) a long‑term credit facility (including a facility for changes in construction and related costs); (2) a working capital facility; (3) a debt service reserves account and a VAT facility; (4) a guarantees facility; and (5) a hedge facility.

Some of the loans in the Hadera Financing Agreement are linked to the CPI and some are unlinked. The loans bear interest rates between 2.4% and 3.9% on the CPI-linked loans, and between 3.6% and 5.4% on the unlinked loans, and are repaid in quarterly installments up to 2037 and commenced from the first quarter of 2020.

In addition, OPC Hadera undertook, commencing from the commercial operation date, to provide a debt service reserve in an amount equal to the amount of the debt payments for two successive quarters (as at December 31, 2021, NIS 30 million (approximately $10 million)), and an owner’s guarantee fund of NIS 15 million (approximately $5 million).

As at December 31, 2022, OPC Hadera and OPC were in compliance with all of the covenants pursuant to the Hadera Financing Agreement. OPC Hadera has a guarantee facility in the amount of NIS 60 million (approximately $17 million) [2021: NIS 60 million (approximately $19 million of which NIS 26 million (approximately $7 million)] [2021: NIS 26 million (approximately $8 million)] has been used, a hedge facility in the amount of NIS 68 million (approximately $19 million) [2021: NIS 68 million (approximately $22 million)] (of which an insignificant amount has been used), and a working capital facility of NIS 30 million (approximately $9 million) [2021: NIS 30 million (approximately $10 million)] which has not been used.

D.	OPC Tzomet

Tzomet financing agreement

In December 2019, a financing agreement for the senior debt (project financing) was signed between OPC Tzomet and a syndicate of financing entities led by Bank Hapoalim Ltd. (hereinafter – “Bank Hapoalim”, and together with the other financing entities hereinafter – “Tzomet’s Lenders”), to finance construction of the Tzomet power plant (hereinafter – “Tzomet Financing Agreement”).

Under the Tzomet Financing Agreement, Tzomet’s Lenders undertook to provide OPC Tzomet a long‑term loan facility, a standby facility, a working capital facility, a debt service reserve, a VAT facility, third‑party guarantees and a hedge facility, in the aggregate amount of NIS 1.372 billion (approximately $441 million). Part of the amounts under these facilities will be CPI-linked and part of the amounts will be USD-linked. The loans accrue interest at the rates set out in the Tzomet Financing Agreement.

As part of the Tzomet Financing Agreement, terms were provided with reference to conversion of interest on the long-term loans from variable interest to CPI linked interest. Such a conversion will take place in three cases: (a) automatically at the end of 6 years after the signing date of the Tzomet Financing Agreement; (b) at OPC Tzomet’s request during the first 6 years commencing from the signing date of the Tzomet Financing Agreement; (c) at Bank Hapoalim’s request, in certain cases, during the first 6 years commencing from the signing date of the Tzomet Financing Agreement. In addition, OPC Tzomet has the right to make early repayment of the loans within 6 years after the signing date of the Tzomet Financing Agreement, subject to a one time reduced payment (and without payment of an early repayment penalty), and provided that up to the time of the early repayment, the loans were not converted into loans bearing fixed interest linked to the CPI. The Tzomet Financing Agreement also includes certain restrictions with respect to distributions and repayment of shareholders’ loans.

As at December 31, 2022, OPC Tzomet and OPC were in compliance with all the covenants in accordance with the Tzomet Financing Agreement. The loans are to be repaid quarterly, which will begin shortly before the end of the first or second quarter after the commencement date of the commercial operation up to the date of the final payment, which will take place on the earlier of the end of 19 years from the commencement date of the commercial operation or 23 years from the signing date of the Tzomet Financing Agreement (however not later than December 31, 2042).

OPC Tzomet equity subscription agreement

In December 2019, an equity subscription agreement (hereinafter – “Tzomet’s Equity Subscription Agreement”) was signed. As part of the said agreement, OPC undertook certain commitments to the Lenders in connection with OPC Tzomet and its activities, including investment of shareholders’ equity in OPC Tzomet of about NIS 293 million (approximately $94 million). As at December 31, 2021, OPC had provided OPC Tzomet with the amount of equity that it had undertaken.

E.	OPC

Short-term loans

As at December 31, 2022, OPC has a facility agreement for short-term credit loans of up to three years of NIS 300 million (approximately $85 million), of which NIS 100 million (approximately $28 million) is taken from Bank Mizrahi Tafahot Ltd. (“Bank Mizrahi”), a related party of the Group. The facility bore interest at the annual rate of prime plus 2% to 3%. At December 31, 2022, the unutilized credit facility was NIS 290 million (approximately $82 million).

Hedge agreement

In June 2019, OPC entered into a hedge agreement with Bank Hapoalim Ltd. for hedge of 80% of the exposure to the CPI with respect to the principal of loans from financial institutions, in exchange for payment of additional interest at the annual rate of between 1.7% and 1.76% (hereinafter – “the CPI Transactions”). OPC chose to designate the CPI Transactions as an “accounting hedge”.

In 2020 and 2021, due to changes in the inflationary expectations and in light of the changes in the projected interest rates, OPC recorded an increase in the assets and liabilities, respectively, following revaluation of the financial derivative in respect of the CPI Transactions (hereinafter – “the Derivative”), in the amount of NIS 43 (approximately $13 million) million and NIS 42 million (approximately $13 million), respectively, which was recorded as part of other comprehensive income. OPC deposits collaterals to secure its loans from the bank in connection with the Derivative. The value of the Derivative was calculated by means of discounting the linked shekel cash flows expected to be received less the discounted fixed shekel cash flows payable. An adjustment was made to this valuation for the credit risks of the parties.

F.	CPV Keenan

Keenan financing agreement

In August 2021, CPV Keenan and a number of financial entities entered into a $120 million financing agreement (hereinafter - the “Keenan Financing Agreement”). Concurrently with the closing of the Keenan Financing Agreement, CPV Keenan repaid its former financing agreement entered into in 2014 (as of the repayment date, the outstanding principal was approximately $67 million). No financial penalties were imposed on the early repayment of the former financing agreement. The previous annual interest rate was LIBOR plus a 2.25%-2.75% spread on the Term Loan, and a 1% spread on the ancillary credit facilities.

The loan and the ancillary credit facilities in the Keenan Financing Agreement shall be repaid in installments over the term of the agreement; the final repayment date is December 31, 2030. The loan and the ancillary credit facilities in the Keenan Financing Agreement shall carry an annual interest of LIBOR + 1% to 1.375%. As part of the Keenan Financing Agreement, collateral and pledges on the project's assets held by CPV Keenan were provided in favor of the lenders.

It should be noted that the Keenan Financing Agreement includes, among other things, and as customary in agreements of this type, provisions regarding mandatory prepayments, fees in respect of credit facilities, annual fees relating to the issuance of LC and additional customary terms and conditions, including hedging of the base interest rate in respect of 70% of the loan.

As at December 31, 2022, CPV Keenan utilized NIS 47 million ($13 million) of the said credit facilities.

As part of the Keenan Financing Agreement, collateral and pledges on the project's assets held by CPV Keenan were provided in favor of the lenders. The Keenan Financing Agreement includes a number of restrictions, such as compliance with a minimum debt service coverage ratio of 1.15 during the 4 quarters that preceded the distribution, and a condition whereby no grounds for repayment or breach event exists (as defined in the financing agreement).

The Keenan Financing Agreement includes grounds for calling for immediate repayment as customary in agreements of this type, including, among others – breach of representations and covenants that have a material adverse effect, non-payment events, non-compliance with certain obligations, various insolvency events, termination of the activities of the project or termination of significant parties in the project (as defined in the agreement), occurrence of certain events relating to the regulatory status of the project and maintaining of government approvals, certain changes in the project’s ownership, certain events in connection with the project, existence of legal proceedings relating to the project, and a situation wherein the project is not entitled to receive payments for electricity – all in accordance with and subject to the terms and conditions, definitions and cure periods detailed in the financing agreement.

Completion of the Keenan Financing Agreement generated the CPV Group approximately $26 million in cash (after making payments in respect of: repayment of CPV Keenan's previous outstanding loan balance, transaction costs, early closing of an interest rate hedging transaction of approximately $11 million, and additional costs). Similarly, in light of the repayment of CPV Keenan’s previous financing, in the reporting period, the Group recognized a gain on derecognition of financial liability of $3 million under Financing income.

G.	OPC Power

Shareholder loans

In 2021, OPC (through a wholly-owned subsidiary) and non-controlling interests provided loans to OPC Power in the amounts of $143 million and $61 million, respectively. In 2022, OPC (through a wholly owned subsidiary) and non-controlling interests provided additional loans to OPC Power in the amounts of $27 million and $11 million, respectively. The loans bear annual interest at a rate of 7%. The loan principal will be repayable at any time as will be agreed on between the parties, but no later than January 2028. Accrued interest is payable on a quarterly basis. To the extent that payment made by OPC Power is lower than the amount of the accrued interest, payment in respect of the balance will be postponed to the following quarter – but not later than January 2028.

2.	Debentures

A.	OPC

Series B Debentures

In April 2020, OPC issued debentures (Series B) with a par value of NIS 400 million (approximately $113 million), which were listed on the TASE. As a result, approximately $111 million representing the par value, net of issuance cost is recognized as debentures. The debentures are linked to the Israeli consumer price index and bear annual interest at the rate of 2.75%. The principal and interest of the debentures (Series B) are repayable every six months, commencing on March 31, 2021 (on March 31 and September 30 of every calendar year) through September 30, 2028.

In October 2020, OPC issued additional Series B debentures of par value NIS 556 million (approximately $162 million) (the “Expansion of Series B”). The gross proceeds of the issuance amount to approximately NIS 584 million (approximately $171 million) and the issuance costs were approximately NIS 7 million (approximately $2 million).

A trust certificate was signed between OPC and Reznik Paz Nevo Trusts Ltd. in April 2020, which details customary grounds for calling the debentures for immediate repayment (subject to cure periods), including insolvency events, liquidation proceedings, receivership, a stay of proceedings and creditors’ arrangements, certain structural changes, a significant worsening in OPC’s financial position, etc. The trust certificate also includes a commitment of OPC to comply with certain financial covenants and restrictions.

At December 31, 2022, OPC meets the said financial covenants, as follows: (1) OPC’s equity is NIS 9,532 million (approximately $2,709) [2021: NIS 2,270 million (approximately $730 million) (minimum required is NIS 250 million, and for purposes of a distribution, NIS 350 million)]; (2) OPC's equity to asset ratio is 65% [2021: 55% (minimum required is 17%, and for purposes of distribution, 27%)]; (3) the ratio between net consolidated financial debt less the financial debt designated for the construction of projects that have not yet started generating EBITDA and adjusted EBITDA is 5.6 [2021: 7.3 (maximum allowed is 13, and for purposes of a distribution, 11)].

Series C Debentures

In September 2021, OPC issued Series C debentures at a par value of NIS 851 million (approximately $266 million), with the proceeds designated primarily for the early repayment of OPC Rotem’s financing (refer to Note 15.1.B). The debentures are listed on the TASE, are not CPI-linked and bear annual interest of 2.5%. The debentures shall be repaid in twelve semi-annual and unequal installments (on February 28 and August 31) as set out in the amortization schedule, starting on February 28, 2024 through August 31, 2030 (the first interest payment is due on February 28, 2022). The issuance expenses amounted to about NIS 9 million (approximately $3 million). OPC is required to comply with certain financial covenants and restrictions.

As at December 31, 2022, OPC meets the said financial covenants, as follows: (1) OPC’s shareholders’ equity was NIS 9,532 million (approximately $2,709 million [2021: NIS 2,270 million (approximately $730 million)] (minimum required is NIS 1 billion, and for purposes of a distribution, NIS 1.4 billion); (2) the ratio of OPC’s shareholders’ equity to OPC’s total assets was 65% (2021: 55% ) (minimum required is 20%, and for purposes of distribution, 30%); (3) the ratio of the net consolidated financial debt less the financial debt designated for construction of projects that have not yet commenced producing EBITDA and Adjusted EBITDA is 5.6 (2021 :7.3) (maximum allowed is 13, and for purposes of a distribution, 11); (4) equity to consolidated balance sheet ratio of 46% (2021: 37%) (minimum required is 17%).